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                                                                    EXHIBIT 23.2

                         [DELOITTE & TOUCHE LETTERHEAD]

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of Willis Group Holdings
Limited on Form F-1 Registration No. 333-          of our report on TA I Limited
dated February 12, 2001, appearing in the Prospectus, which is a part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.

/s/ Deloitte & Touche

DELOITTE & TOUCHE
London, England

May 11, 2001